JOINT VENTURE	12 Months Ended
Dec. 31, 2011
Investments In and Advances To Affiliates, Schedule Of Investments [Abstract]
Investments in and Advances to Affiliates [Text Block]

NOTE 8 – JOINT VENTURE

On April 19, 2011, H Pharmaceuticals K/S (the “Hedrin JV”), of which the Company was a 15% limited partner at the time, filed a demand for arbitration against Thornton & Ross, LTD. (“T&R”) with respect to alleged breaches by T&R of an Exclusive License Agreement (the “Hedrin License”) dated June 28, 2007, which was originally entered into between the Company and T&R, and which the Company assigned in 2008 to the Hedrin JV, with T&R’s consent. The Hedrin JV is seeking damages from T&R in the amount of approximately $7,000,000. The Company was not a party to the initial arbitration demand.

On May 20, 2011, T&R filed an answer to the arbitration demand in which T&R asserted counterclaims against the Hedrin JV for alleged breaches by the Hedrin JV of the Hedrin License and for declaratory relief that the Hedrin License was properly terminated by T&R. In addition, T&R impleaded an individual (who is not associated with the Company), Nordic Biotech Venture Fund II K/S (an investment fund) and the Company, demanding arbitration against them based on alleged breaches of the Hedrin License and other related claims. The Company has recently been removed by the arbitrator as a party to the arbitration. T&R is seeking damages of approximately $20,000,000.

The Hedrin JV and T&R held a mediation session in order to avoid the arbitration process. The mediation process did not produce a result. Nordic has recently made an additional capital contribution to the Hedrin JV in order to fund the arbitration. As a result of that capital contribution the Company now owns a 13% interest in the Hedrin JV. The arbitration process is ongoing.